PAINEWEBBER RMA

                             MONEY MARKET PORTFOLIO
                            U.S. GOVERNMENT PORTFOLIO
                                  TAX-FREE FUND
                         CALIFORNIA MUNICIPAL MONEY FUND
                         NEW JERSEY MUNICIPAL MONEY FUND
                          NEW YORK MUNICIPAL MONEY FUND

     SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 31, 1999

Dear Investor,

           The section captioned "Additional Information Regarding Redemptions" at page 48 of the Statement of Additional Information is retitled "Additional Purchase and Redemption Information" and a new first paragraph is added, as follows:

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                 ADDITIONAL  PURCHASE  INFORMATION.   Each  fund  may,
            subject to approval by its board, accept securities in which the fund is authorized to invest as consideration for the issuance of its shares, provided that the value of the securities is at least equal to the net asset value of the fund's shares at the time the transaction occurs. A fund may accept or reject any such securities in its discretion.

           The original text of this section is captioned "Additional Redemption Information" and is otherwise unchanged.



June 30, 2000